AeA 2006 Classic Financial Conference Don Fowler, CEO Sanjay Dholakia, SVP November 7 & 8, 2006 Exhibit 99.1

Safe Harbor for Forward-Looking Statements
Information contained in this presentation and discussed in today’s meetings includes forward-looking statements and management’s estimation regarding future performance of the company, including without limitation, financial estimates for the fourth quarter ending December 31, 2006 and beyond. These statements represent SumTotal Systems’ current expectations or beliefs concerning its results and future events, and include statements, among others, regarding its financial guidance for estimated GAAP and non-GAAP revenue, expenses, loss, income, profitability, growth of recurring revenue base, backlog, charges related to stock-based compensation, amortization of intangibles; revenue adjustments;
continued growth in deferred revenue balance and pipeline; the company’s competitive position and business model, including its market share and leadership position; the company’s ability to execute and the strength and scale of its business model; and the company’s product leadership. These statements are not historical facts or guarantees of future performance or events; are based on current expectations, estimates, beliefs, assumptions, goals and objectives; and
involve known and unknown risks, uncertainties and other factors that may cause actual results to be materially different from the results expressed or implied by these statements. Readers of this presentation and listeners to the accompanying discussions are cautioned not to place undue reliance on any forward-looking statements. Additional factors that could cause actual results to differ include, but are not limited to, (i) failure to implement in a timely fashion, or at all, the requisite steps to control expenses, especially in the services organization; (ii) failure to improve margins, especially in the services organization; (iii) increased or unexpected costs of migrating customers to the 7.x platform;
(iv) the ability to successfully expand product distribution and service offerings and increase market share; (v) failure to maintain or increase quarterly bookings or revenue levels; (vi) unanticipated changes to the company’s estimated charges related to stock-based compensation, amortization of intangibles, revenue adjustments and results of adopting
SFAS No. 123R; (vii) failure to comply with the covenants in the company’s credit facility that could result in a default, thereby causing a foreclosure or sale of its assets; (viii) the acceptance of SumTotal Enterprise Suite Version 7 and future product offerings; (ix) the ability to successfully implement the company’s solutions;
(x) significant current and expected additional competition causing, among other things, pricing pressure; (xi) future litigation that may result in additional expenses, potential adverse judgments or injunctions enjoining the shipment of the company’s products; (xii) the ability to attract and retain highly qualified employees, and the risk of losing employees; (xiii) the inability to fix in a timely fashion unanticipated bugs, errors or defects that materially impact the functionality or usability of our product line, or unanticipated problems in customer upgrades to the new product line;
(xiv) other market conditions that include risks and uncertainties such as risks associated with financial, economic, political, terrorist activity and other uncertainties; and (xv) other events and other important factors disclosed previously and from time to time in SumTotal Systems’ filings with the Securities and Exchange Commission, including the company’s annual report on Form 10-K filed on March 28, 2006, its quarterly report on Form 10-Q filed on August 9, 2006, its Form 10-Q/A filed on September 15, 2006, its Form S-3/As filed on September 28, 2006 and October 2, 2006, and its
Form 8-Ks. SumTotal Systems assumes no obligation to update the information in this presentation or discussed in today’s meetings.

Investment Highlights
Strong, growing market in learning and talent management
SumTotal is well-positioned as leader – largest company
Solid results
Current profile: over $100M annual revenue run rate, cash flow positive for nine months
Current Enterprise Value: < 1.5x revenue
Strong year-over-year revenue growth
Significant growth opportunities
Customer base penetration and international markets
OEM channels/markets
Adjacent talent management markets
2006 Focus and Summary

Environmental Factors Driving Opportunity
Fragmented market with
immature vendors
‘Discretionary’ focus on
training and HR transactions
Labor markets not
constrained
Focus on employees only
Expectation that talent
management applications
would become a component of
PSFT / other ERP suites
Learning and Talent Management
Markets 3 Years Ago...
…Versus Today
Consolidated market with
clear leaders
‘Mission Critical’
applications focused on
business results
Baby Boomers retiring –
turnover rates high
‘Extended Enterprise’
demand from suppliers,
producers and customers
PSFT acquisition
diminishes ERP threat

Growing Market
$0.0
$0.1
$0.2
$0.3
$0.4
$0.5
$0.6
$0.7
$0.8
$0.9
$1.0
2005 2006 2007 2008
Source:  IDC; Yankee Group
$ Billion
CAGR 18%
CAGR 17%
$0.00
$0.20
$0.40
$0.60
$0.80
$1.00
$1.20
$1.40
$1.60
$1.80
$2.00
$2.20
2005 2006 2007 2008
$ Billion
LMS Market Talent Management
(including Recruiting, Performance,
Learning and Incentive Management)

SUMT
Saba
Plateau
Oracle
GeoL
SAP
Learn.co
KnowPl
Meridian
TEDS
Vuept
WBT
Cornerst
Gen21
Geomtrx
NetDimen
RISC

SumTotal

LMS Market Share by Total Revenue
0%
5%
10%
15%
20%
SumTotal market
share is ~45%
greater than the
#2 player and
nearly 3 times the
#3 player
Source:  Bersin & Associates,
Learning Management Systems 2006

Investment Highlights
Strong, growing market in learning and talent management
SumTotal is well-positioned as leader – largest company
Solid results
Current profile: over $100M annual revenue run rate, cash flow positive for nine months
Current Enterprise Value: < 1.5x revenue
Strong year-over-year revenue growth
Significant growth opportunities
Customer base penetration and international markets
OEM channels/markets
Adjacent talent management markets
2006 Focus and Summary

SumTotal Background
Leader in emerging mission critical space
The largest provider of learning and business performance technologies and services with over 1500 enterprise customers and 17 million users
NASDAQ: SUMT
Formed by merger of Docent (DCNT) and Click2learn (CLKS) in March,
2004
Acquisition of Pathlore Software in October 2005
Global Company
Headquarters in Mountain View, California
International offices in Australia, France, Germany, Hong Kong, India,
Japan, Singapore and the United Kingdom
660 employees
Financial leader
Profitable on a non-GAAP basis
Over $100 million annual revenue run rate
Cash flow positive for nine months

What We Do
SumTotal Systems Incorporated provides an application platform &
associated services that help organizations manage and deploy mission-critical information, skills, and knowledge across all business processes
Essentially, the “operating and ERP system” for learning and performance
The SumTotal Enterprise Suite is an integrated suite of nine business performance management applications delivering end-to-end
capabilities that improve employee proficiency, extended enterprise productivity and bottom-line results for the organization
TotalLMS™ complete learning management
TotalLCMS™ content management and creation
TotalVCS™ connectors for live training
TotalDashboard™ predictive analytics application
TotalPerformance™ performance management application
TotalAccess™ offline/mobile learning application
TotalInformation™ knowledge management application
TotalCollaboration™ collaboration portal
TotalVersioning™ learning activity automation and management

MOTOR HARLEY-DAVIDSON CYCLES

cingular WIRELESS
What do you have to say?

HALLIBURTON®

SCANIA

gsk GlaxoSmithKline

symbol®
The Enterprise Mobility Company™

SumTotal

$1M / year saved on printing
alone
30% reduction in cost /
training hr
Significant Value
ROI Category Illustrative Example
Business Impact
Training cost
efficiencies
Operating cost
leverage
Revenue
leverage
Millions saved in compliance
costs
Millions saved in warranty
costs
Reduced time-to-market from
9 months to 3 months
Increased channel revenue
from 59% to 75%

SumTotal Differentiators – Why we win
Experience and expertise offers stability
~45% larger than next nearest competitor
1500 enterprise customers / 17 million users / peer group
Global product
and
presence
Industry’s solution leader
Verticalized sales force with deep domain knowledge of client business
Significant lead in core reporting and analysis functionality
Unique, flexible architecture drives low total cost of ownership
Strength in implementation and support
Reviewed by 3
rd
party analysts as most successful
implementation team
Largest support and R&D team

challengers
leaders
Plateau Systems
SumTotal Systems
Saba
Affiliated Computer Services
Oracle
Learn.com
KnowledgePlanet
SAP
IBM
OutStart
Meridian KSI
WBT Systems
GeoLearning
Vuepoint
Cornerstone OnDemand
niche players
visionaries
ability to execute
completeness of vision

SumTotal

Magic Quadrant for Learning Management Systems, 2006

Investment Highlights
Strong, growing market in learning and talent management
SumTotal is well-positioned as leader – largest company
Solid results
Current profile: over $100M annual revenue run rate, cash flow positive for nine months
Current Enterprise Value: < 1.5x revenue
Strong year-over-year revenue growth
Significant growth opportunities
Customer base penetration and international markets
OEM channels/markets
Adjacent talent management markets
2006 Focus and Summary

Quarterly Revenue Trend (GAAP Basis) $7.1 $16.7 $24.3 $14.1 $15.9 $25.1 $15.3 $18.4 $27.0 $18.7 $23.9 $27.7 - 29.2 $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 Q1 Q2 Q3 Q4 2004 2005 2006 $ Millions

Quarterly Net Income (GAAP Basis)
($7.8)
($2.6)
($4.4)
($4.1)
($3.4)
($2.3)
($2.2)
$0.1
($2.7)
($1.9)
($5.3)
($1.5 - 2.5)
($9.0)
($8.0)
($7.0)
($6.0)
($5.0)
($4.0)
($3.0)
($2.0)
($1.0)
$0.0
$1.0
Q1 Q2 Q3 Q4
2004
2005
2006
$ Millions

Non-GAAP to GAAP Reconciliation
In managing its business financial performance and establishing internal financial plans and targets the Company uses non-GAAP financial measures. Management believes that certain non–GAAP financial measures provide greater transparency in managing its operations and business. The company has presented these non-GAAP financial measures as supplemental information to allow investors to see how management views the operating performance of the company and how it communicates the performance internally.  The company has historically reported similar non-GAAP financial measures to its investors and believes that the inclusion of comparative numbers provides consistency in its financial reporting.  This non-GAAP information is subject to material limitations and is not intended to be used in isolation or instead of results prepared in accordance with GAAP but rather in addition to the GAAP results. Also, the non–GAAP information prepared by SumTotal is not necessarily comparable to non-GAAP information provided by other companies.
A reconciliation of the non-GAAP measures to GAAP is included in the financial tables contained in this press release.  Investors are encouraged to review the reconciliation of the non-GAAP financial measures to the most directly comparable GAAP financial measures as provided herein.
The adjustments and the basis for excluding them are as follows:
Deferred Revenue Write-down
The company excludes the impact of the write-down of acquired deferred revenue to fair value relating to its acquisitions of Docent, Inc. and
Pathlore Software Corporation. This has the effect of increasing licenses, service and maintenance revenue to the amounts that would have been recorded in the absence of the purchase accounting adjustments required by GAAP. This is to done to provide management with better visibility on the contractual revenue run rate, maintenance and subscription renewal rates and the operating profitability of the business.
Stock Based Compensation
SumTotal has incurred stock-based compensation as required by FAS 123R in 2006 and by APB25 in prior years. The company excludes these expenses from services and maintenance cost of revenue, research and development expenses, sales and marketing expenses and general and administrative expenses because it believes that the information is not relevant in managing its operations. Excluding these expenses also provides for better comparability between periods and for results that better reflect the economic cash flows of the operations.
Amortization of Intangibles
The company has incurred expenses for amortization of intangibles in the cost of sales numbers reported in its GAAP financial results. These expenses relate to various acquisitions of companies and technology. Management excludes these expenses when evaluating its operating performance because it believes that it provides for better comparability between periods and provides results that are more reflective of the operating performance of the business.

Non-GAAP to GAAP Reconciliation
2003
Total Q1 Q2 Q3 Q4 Total Q1 Q2 Q3 Q4 Total Q1 Q2 Q3
Non GAAP Revenue 59.7 13.8 16.1 16.2 19.5 65.6 17.0 16.0 18.5 26.9 78.4 26.3 26.5 27.5
Preacquisition Docent revenue (30.2) (5.8) (5.8)
Deferred revenue write-off (0.9) (2.0) (0.9) (0.8) (4.6) (0.3) (0.1) (0.1) (3.0) (3.4) (2.0) (1.4) (0.5)
GAAP Revenue 29.5 7.1 14.1 15.3 18.7 55.2 16.7 15.9 18.4 23.9 75.0 24.3 25.1 27.0
Non GAAP Net Income/Loss (6.1) (0.2) 0.4 0.5 (5.4) (0.7) (2.4) 1.2 2.5 0.6 0.9 2.3 2.7
Preacquisition Docent loss 2.9
Deferred revenue/cost write-off (0.9) (2.0) (0.9) (0.7) (4.5) (0.3) (0.1) (0.1) (3.0) (3.4) (2.0) (1.4) (0.5)
Amortization of intangibles (0.6) (1.4) (1.5) (1.4) (4.9) (1.4) (0.7) (0.7) (1.5) (4.3) (2.3) (2.2) (2.1)
Stock based comp (0.9) (0.3) (0.2) (0.3) (1.7) (0.2) (0.2) (0.3) (0.3) (1.0) (1.0) (1.0) (1.2)
Restructuring (0.9) (0.2) (1.1) (0.3) (0.3)
In Process R & D (1.3) (1.3)
Litigation settlement 0.0 (2.7) (2.7)
GAAP Net Income (7.8) (4.1) (2.2) (1.9) (18.9) (2.6) (3.4) 0.1 (5.3) (11.1) (4.4) (2.3) (1.1)
2004 2005 2006

Quarterly Revenue Trend (Non-GAAP Basis) $13.8 $17.0 $26.3 $16.1 $16.0 $26.5 $16.2 $18.5 $19.5 $26.9 $28 - 29.5 $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 Q1 Q2 Q3 Q4 2004 2005 2006 $ Millions $27.5

Quarterly Net Income (Non-GAAP Basis)
($6.1)
($0.7)
$0.9
($0.2)
($2.4)
$2.3
$0.4
$1.2
$0.5
$2.5
$1.5 - 2.5
($7.0)
($6.0)
($5.0)
($4.0)
($3.0)
($2.0)
($1.0)
$0.0
$1.0
$2.0
$3.0
Q1 Q2 Q3 Q4
2004
2005
2006
$ Millions
$1.1

Non-GAAP Financial Model
Long-
term
Model
6%
(60%)
66%
100%
47%
$1.7
$16.1
$17.7
$26.8
Nine Months 2006
Quarterly Average
15%
(57%)
72%
100%
50%+
10%
(60%)
70%
100%
Short-
term
Model
1% $0.3
Operating Income
(68%) $13.3
Operating Expenses
69% $13.6
Gross Margin
100% $19.6
Revenue
42%
Recurring Revenue as %
-
Hosting
- Maintenance
- Subscription licenses
FY 05 Quarterly
Average

Balance Sheet/Cash Flow ($ million)
($18.0) ($14.2)
Debt
$1.5
$3.6 **
Net Cash from Operating Activities
($26.7) ($25.4)
Deferred Revenue
84 76
Days Sales Outstanding*
$25.2 $23.2
Receivables
$19.1 $17.6
Cash & Short Term Investments
December
31, 2005
September 30,
2006
*  Based on Non-GAAP Revenue
** Nine Months

Investment Highlights
Strong, growing market in learning and talent management
SumTotal is well-positioned as leader – largest company
Solid results
Current profile: over $100M annual revenue run rate, cash flow positive for nine months
Current Enterprise Value: < 1.5x revenue
Strong year-over-year revenue growth
Significant growth opportunities
Customer base penetration and international markets
OEM channels/markets
Adjacent talent management markets
2006 Focus and Summary

Opportunity / Revenue / Value
Expand Talent Management
Incremental OEM
Grow Base Business

SumTotal

Several Powerful Growth Drivers
Time
Expand into Talent Management
• Recruiting
• Incentive Management
• Performance Management
• New Geographies
• 1500 Enterprise Customers
and 17 Million Users
Incremental OEM Opportunities
• HR Service Providers
• Other Service Providers
• Product OEM
Expand Base Business

Opportunities for Growth in LMS Segment
Core market growth and expansion
New customers
Core business is only 30% penetrated
Deeper penetration into installed base
New version upgrades – SumTotal
®
Enterprise Suite 7
Additional learning modules; average significant customer has only 2.5 of 7 modules
License expansion and ‘Extended Enterprise’
Enterprises expected to standardize onto a single platform
New markets for learning products
International markets
SMB offering

EDS

ExcellerateHRO

The HRO business of EDS & Towers Perrin

accenture

Hewitt

A C S

Raytheon

Raytheon Professional Services LLC

SumTotal

Increase OEM Success by Capitalizing on
HRO Lead
Human Resource
Outsourcing Partnerships
HRO market growing
SumTotal is the de facto
platform
Strength with HROs presents
other OEM opportunities
HR software
Content and solution providers
Product OEMs

Content Management
Knowledge Management
20%
25%
17%
12%

SumTotal

Integration and Data Platform
Competency Management
Unique Platform for Growth in Talent
Management
Recruitment
Management
($660M)
Performance
Management
($180M)
Learning
Management
($545M)
Compensation
Management
($290M)
Sources: Yankee Group, Gartner Group
2005 Market Size and 3 Year CAGR
Web Services / Portal / Reporting and Analytics

Investment Highlights
Strong, growing market in learning and talent management
SumTotal is well-positioned as leader – largest company
Solid results
Current profile: over $100M annual revenue run rate, cash flow positive for nine months
Current Enterprise Value: < 1.5x revenue
Strong year-over-year revenue growth
Significant growth opportunities
Customer base penetration and international markets
OEM channels/markets
Adjacent talent management markets
2006 Focus and Summary

2006 Focus - Execution
Deliver Financial Excellence
Double digit revenue growth
Profitable on a non-GAAP basis
Operating cash flow positive
Deliver Operational Excellence
High Customer Satisfaction
Continued sales and migration to SumTotal Enterprise Suite 7
Successful build and launch of next product release
Expand Business Scope to Adjacent Markets Within Talent
Management
Via acquisition
Via internal creation of industry-leading products
Create Significant Shareholder Value

Summary
Strong, growing market in learning and talent management
SumTotal is well-positioned as leader – largest company
Solid results
Current profile: over $100M annual revenue run rate, cash flow positive for nine months
Current Enterprise Value: < 1.5x revenue
Strong year-over-year revenue growth
Significant growth opportunities
Customer base
New markets/channels
Adjacent talent management markets

Neil Laird
CFO
SumTotal Systems, Inc.
650-934-9525
nlaird@sumtotalsystems.com
Gwyn Lauber
Senior Manager, Investor Relations
SumTotal Systems, Inc.
650-934-9594
glauber@sumtotalsystems.com
Further Questions